John Hancock Funds II

Supplement dated August 4, 2010

to the current Prospectus

John Hancock Mid Cap Growth Index Fund

Effective July 15, 2010, Shelli Edgar will no longer serve as a Portfolio Manager for the John Hancock Mid Cap Growth Index Fund.  The following information replaces the portfolio manager information in the Fund Summary section of the Prospectus:

Kristen Carcio

Portfolio Manager of the fund since 2010

Vice President and Portfolio Manager

John Tucker, CFA

Portfolio Manager of the fund since inception

Managing Director and Senior Portfolio Manager

The following information replaces the portfolio manager discussion for SSgA Funds Management, Inc. in the Fund Details section of the Prospectus:

Kristen Carcio

• Portfolio Manager of Mid Cap Growth Index Fund since 2010

• Vice President and Portfolio Manager

• Joined SSgA in 2006

• Prior to joining SSgA in 2006, Kristen worked in the fixed income research group at Loomis, Sayles & Company, where she was responsible for the analysis of ABS and CMBS.

Payal Gupta

• Portfolio Manager of Mid Cap Value Index Fund since inception

• Principal and Portfolio Manager

• Joined SSgA in 2005

John Tucker, CFA

• Portfolio Manager of the funds since inception

• Managing Director and Senior Portfolio Manager

• Joined SSgA in 1988

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated August 4, 2010

to the current Statement of Additional Information

The following information replaces the portfolio manager discussion for SSgA Funds Management, Inc. in Appendix B to the Statement of Additional Information:

SSgA FUNDS MANAGEMENT, INC. (“SSgA FM”)

Mid Cap Growth Index Fund

Mid Cap Value Index Fund

The following chart reflects information regarding accounts other than the funds for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investments in the fund that he or she manages.

The following table reflects information as of June 30, 2010:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($billions)	Number of Accounts	Assets ($billions)	Number of Accounts	Assets ($billions)
Kristin Carcio	99	$54.30	191	$227.58	265	$182.58
Payal Gupta	99	$54.30	191	$227.58	265	$182.58
John Tucker, CFA	99	$54.30	191	$227.58	265	$182.58

*  Passive equity assets are managed on a team basis. The table refers to SSgA, comprised of all the investment management affiliates of State Street Corporation including SSgA FM.

Other Accounts Managed – Of Total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Kristin Carcio	0	$0.00	0	$0.00	0	$0.00
Payal Gupta	0	$0.00	0	$0.00	0	$0.00
John Tucker, CFA	0	$0.00	0	$0.00	0	$0.00

Ownership of fund shares. Because the Funds had not yet commenced operations as of the date of this SAI, none of the portfolio managers listed in the above table beneficially owned any shares of the Funds.

POTENTIAL CONFLICTS OF INTEREST

A portfolio manager that has responsibility of managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of:  (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.  The Adviser and Sub-Adviser have adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager’s accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients.  These may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.  A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.  The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities.  This conflict may be heightened if an account is subject to a performance-based fee.  Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts.  His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.  The Adviser and Sub-Adviser have adopted policies and procedures reasonably designed to address these potential material conflicts.  For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser and Sub-Adviser have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

DESCRIPTION OF COMPENSATION STRUCTURE

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives.  The second factor taken into consideration is the size of the pool available for compensation.  SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool.  Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies.  The pool is then allocated on a discretionary basis to individual employees based on their individual performance.  The same process is followed in determining incentive equity allocations.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.